UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

THIRD COAST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41028	46-2135597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Highway 59 North, Suite 190 Humble, Texas		77338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 446-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	TCBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2022, Donald Legato notified Third Coast Bancshares, Inc. (the “Company”) and Third Coast Bank, SSB, a Texas state savings bank and wholly owned subsidiary of the Company (the “Bank”) that Mr. Legato was resigning as Senior Executive Vice President and Chief Lending Officer of the Bank and any other capacity held at the Company or the Bank effective as of June 30, 2022 (the “Effective Date”).

In connection with Mr. Legato’s resignation and his execution of a separation agreement containing a general release of claims, (the “Separation Agreement”) Mr. Legato, will be eligible to receive the following, subject to continued compliance with applicable restrictive covenants: (i) $461,725 payable over twelve months in accordance with the Bank’s payroll practice, (ii) monthly reimbursement for continuation coverage under the Consolidated Omnibus Reconciliation Act of 1985 for Mr. Legato and his dependents (with Mr. Legato to pay for any employee-paid portion of such coverage), and (iii) funding of the Company’s portion of the June 30, 2022, contribution for Mr. Legato to the Company’s 401(k) Plan in the amount of $583.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the complete agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Confidential Separation Agreement and General Release, dated June 30, 2022, by and between the Company, the Bank, and Donald Legato.

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD COAST BANCSHARES, INC.

Date: July 7, 2022	By:	/s/ R. John McWhorter
R. John McWhorter
Chief Financial Officer